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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     November 26, 1996

                      DATA PROCESSING RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)





       California                  0-27612                    95-3931443
       ----------                  -------                    ----------
     (State or other             (Commission               (I.R.S. Employer
      jurisdiction              file number)             Identification No.)
    of incorporation)




4400 MacArthur Blvd., Suite 600, Newport Beach, California           92660
------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (714) 553-1102

                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  (a) On November 26, 1996, Data Processing Resources Corporation ("DPRC") acquired all of the outstanding common stock (the "Stock") of Professional Software Consultants, Inc., an Arizona corporation ("PSCI"). The Stock was purchased from PSCI's sole shareholder, Mark J. Schwartz, as Trustee of The Paul Rosenthal and Elizabeth Rosenthal Unitrust UTA dated September 10, 1996, for a cash purchase price (the "Purchase Price") equal to $4.9 million and an earnout payment to be made on or before March 31, 1997, based on PSCI's earnings before interest and taxes through December 31, 1996.

                  In determining the consideration to be paid in the acquisition, DPRC reviewed PSCI and its business and determined an approximate aggregate value of PSCI's business to DPRC based on a multiple of adjusted earnings before interest and taxes on a twelve month trailing basis. A final determination of such value was arrived at by means of arm's length bargaining among the parties.

                  PSCI's President, Paul Rosenthal, entered into a covenant not to compete with DPRC in the geographic area in which PSCI's business was conducted at the time of the acquisition.

                  At the time of the acquisition, there was no material relationship between PSCI (including its officers, directors and shareholders) and DPRC or any of its affiliates, or any director or officer of DPRC, or any associate of any such officer or director.

                  DPRC used a portion of the proceeds obtained from its initial public offering of securities, consummated in March of 1996, to pay the Purchase Price. DPRC was not required to borrow any of the funds necessary to consummate the acquisition.

                  (b) At the time of the acquisition, PSCI was engaged in the information technology staffing business, which it operated from one facility in Phoenix, Arizona. DPRC presently intends for PSCI, as DPRC's wholly owned subsidiary, to continue to engage in the information technology staffing business in substantially the same manner and for the same purpose.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits

                  The following exhibits are filed herewith:

Exhibit No.                Document

99.1                       Text of Press Release dated November 27, 1996.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DATA PROCESSING RESOURCES CORPORATION


Dated: December 11, 1996       By:  /s/ Michael A. Piraino
                                    ---------------------------------------
                                    Michael A. Piraino
                                    Senior Vice President and Chief Financial
                                    Officer (Principal Financial and Accounting
                                    Officer)





                                       3.
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                                  EXHIBIT INDEX


Exhibit No.                Document
-----------                --------

99.1                       Text of Press Release dated November 27, 1996.




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